UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 11, 2025

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)
4200 Stone Road
Kilgore, Texas 75662
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partnership interests	MMLP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

          On February 13, 2025, Martin Operating Partnership L.P. (the “Operating Partnership”), a wholly owned subsidiary of Martin Midstream Partners L.P. (the “Partnership”), the Partnership and certain of the Partnership’s other subsidiaries entered into a First Amendment to Fourth Amended and Restated Credit Agreement (the “First Amendment”) with Royal Bank of Canada, as administrative agent and collateral agent, and the lenders party thereto, which amends the Fourth Amended and Restated Credit Agreement, dated effective as of February 8, 2023 (the “Credit Agreement”).

The First Amendment amended the Credit Agreement to require the Operating Partnership to maintain, among other things:

•a minimum Interest Coverage Ratio (as defined in the Credit Agreement) of at least 2.00:1.00 for the fiscal quarter ended December 31, 2024, stepping down to 1.75:1.00 for the fiscal quarters ending March 31, 2025, June 30, 2025 and September 30, 2025, and stepping back up to 2.00:1.00 for the fiscal quarter ending December 31, 2025 and each fiscal quarter thereafter; and
•a maximum First Lien Leverage Ratio (as defined in the Credit Agreement) of not more than 1.50:1.00 for the fiscal quarter ended December 31, 2024, stepping down to 1.25:1.00 for the fiscal quarters ending March 31, 2025, June 30, 2025 and September 30, 2025, and stepping back up to 1.50:1.00 for the fiscal quarter ending December 31, 2025 and each fiscal quarter thereafter.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 regarding the First Amendment is incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 11, 2025, the board of directors and the compensation committee of the board of directors of Martin Midstream GP LLC, the general partner of the Partnership, approved the Martin Midstream Partners L.P. 2025 Phantom Unit Plan (the “Plan”), effective as of the same date. The Plan permits the awards of phantom units and phantom unit appreciation rights to any employee or non-employee director of the Partnership, including its executive officers. The awards may be time-based or performance-based and will be paid, if at all, in cash.

The award of a phantom unit entitles the participant to a cash payment equal to the value of the phantom unit on the vesting date or dates, which value is the fair market value of a common unit of the Partnership (a “Unit”) on such vesting date or dates. The award of a phantom unit appreciation right entitles the recipient to a cash payment equal to the difference between the value of a phantom unit on the vesting date or dates in excess of the value assigned by the Compensation Committee to the phantom unit as of the grant date. Phantom units and phantom unit appreciation rights granted to participants do not confer upon participants any right to a Unit.

On February 11, 2025, the Compensation Committee approved forms of time-based award agreements for phantom units and phantom unit appreciation rights, both of which awards vest in full on July 21, 2027. The grant date value of a phantom unit under a phantom unit appreciation right award is equal to the average of the closing price for a Unit during the 20 trading days immediately preceding the grant date of the award.

Generally, vesting of an award is subject to a participant remaining continuously employed with the Partnership through the vesting date. However, if prior to the vesting date (i) a participant is terminated without cause (as defined in the time-based award agreements) or terminates employment after the participant has attained age 65 and ten years of employment (“retirement-eligible”), a prorated portion of the award will vest and be paid in cash no later than the 30th day following such termination date (subject to a six-month delay in payment for certain retirement-eligible participants) or (ii) there is a change in control of the Partnership (as defined in the Plan), the award will vest in full and be paid in cash no later than the 30th day following the date of the change of control; provided, however, the participant has been in continuous employment through the termination or change in control date, as applicable.

On February 11, 2025, 1,210,000 phantom units and 425,000 phantom unit appreciation rights were granted to employees of the general partner and its affiliates who perform services for the Partnership.

The foregoing summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, the form of award agreement for phantom units and the form of award agreement for phantom unit appreciation rights, copies of which are filed as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 and Exhibit 99.2 are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description
10.1
First Amendment to Fourth Amended and Restated Credit Agreement, dated as of February 13, 2025, by and among Martin Operating Partnership L.P., as borrower, Martin Midstream Partners L.P., as guarantor, the other guarantors party thereto, the financial institutions party thereto as lenders and Royal Bank of Canada, as administrative agent and collateral agent.

10.2	Martin Midstream Partners L.P. 2025 Phantom Unit Plan, effective as of February 11, 2025.
10.3	Form of Phantom Unit Award Agreement for the Martin Midstream Partners L.P. 2025 Phantom Unit Plan.
10.4	Form of Phantom Unit Appreciation Right Award Agreement for the Martin Midstream Partners L.P. 2025 Phantom Unit Plan.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P. By: Martin Midstream GP LLC, Its General Partner
Date: February 18, 2025	By: /s/ Sharon L. Taylor
Sharon L. Taylor
Executive Vice President and Chief Financial Officer